UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  10/27/2004

Embarcadero Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-30293

DE	68-0310015
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

100 California Street, Suite 1200
San Francisco, CA 941111
(Address of Principal Executive Offices, Including Zip Code)

(415) 834-3131
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On October 27, 2004, Embarcadero Technologies, Inc. issued a press release announcing a delay in the release of its financial results for the third quarter ended September 30, 2004 and the postponement of a conference call scheduled for October 27, 2004 at 2:00 p.m., Pacific Time. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

   99.1 Press release dated October 27, 2004.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Embarcadero Technologies, Inc.

Date: October 27, 2004.	By:	/s/ Raj Sabhlok
Raj Sabhlok
Chief Financial Officer and Senior Vice President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release